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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)         August 23, 2005
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                           Duckwall-ALCO Stores, Inc.
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             (Exact name of registrant as specified in its charter)

            Kansas                    0-20269                48-0201080
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 (State or other jurisdiction     (Commission File          (IRS Employer
       of incorporation)              Number)            Identification No.)


401 Cottage, Abilene, KS                                         67410-2832
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(Address of principal executive offices)                         (Zip Code)

Registrant's telephone number, including area code   (785) 263-3350
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          (Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]   Written communications pursuant to Rule 425 under the Securities Act
       (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act
       (17 CFR 240.14a-12(b))

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the
       Exchange Act (17 CFR 240.14d-2(b))

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Item 1.01      Entry into a Material Definitive Agreement

     On August 1, 2005, the Company entered into an employment agreement with Bruce Dale (the "Employment Agreement"), replacing the previous memorandum of understanding dated March 15, 2005 under which Mr. Dale became the Company's President and Chief Executive Officer. The execution of the Employment Agreement, and a summary of certain key terms thereof, was disclosed by the Company in its Current Report on Form 8-K dated August 1, 2005 and filed with the Securities and Exchange Commission (the "Commission") on that same date. The Employment Agreement was attached to that prior Form 8-K and filed with the Commission as Exhibit 10.1.

     On August 23, 2005, the Company and Mr. Dale entered into the First Amendment to Employment Agreement (the "Amendment") amending the Employment Agreement. Pursuant to the Amendment, the Company will pay to Mr. Dale the amount of $5,000 on the first day of each month, in respect of his monthly mortgage payment obligations, until the first to occur of either, (i) the sale of Mr. Dale's residence in Bloomfield Hills, Michigan, and (ii) the second business day of February 2006. The Amendment is effective as of July 1, 2005 and the monthly payment due to Mr. Dale under the Amendment will be paid in arrears to that effective date.

     A copy of the Amendment is attached hereto as Exhibit 10.1 and incorporated by reference herein.

Item 9.01      Financial Statements and Exhibits.


Exhibit No.         Description
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10.1                First Amendment to Employment Agreement, signed August 23,
                    2005, between Duckwall-ALCO Stores, Inc. and Bruce Dale


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                                     (Registrant)
                                              Duckwall-ALCO Stores, Inc.

 Date:  August 25, 2005                 By:    /s/ Richard A. Mansfield
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                                             Name:   Richard A. Mansfield
                                             Title:  Vice President - Finance
                                                     Chief Financial Officer


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